Exhibit 10.4

Execution Version

SECOND AMENDMENT
TO
REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of October 9, 2018 (the “Effective Date”), by and among OWL ROCK CAPITAL CORPORATION, a Maryland corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent (in such capacity, “Administrative Agent”), as Letter of Credit Issuer and a Lender, and the other Lenders party hereto.

WHEREAS, Borrower, Administrative Agent and the lenders party thereto (“Lenders”) are party to that certain Revolving Credit Agreement dated as of August 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested to amend the Credit Agreement to amend certain terms; and

WHEREAS, Borrower, Administrative Agent, and Lenders party hereto have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration the parties hereto agree as follows:

1.Definitions.  Capitalized terms not otherwise defined herein shall have the respective meanings assigned in the Credit Agreement.

2.Amendment to Credit Agreement.  On and as of the Effective Date, the Credit Agreement shall be amended as follows:

(a)Section 1.01 of the Credit Agreement shall be amended to insert the following definitions in appropriate alphabetical order to read in its entirety as follows:

“Prior Notice Requirement” has the meaning provided in Section 9.5(a).

“Second Amendment Closing Date” means October 9, 2018.

(b)Section 7.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“7.24 Investors

.  The Borrowing Base Certificate most recently delivered to the Administrative Agent, as it may be updated in writing from time to time by the Borrowers, is true and correct in all material respects (subject to any Transfer of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5).”

(c)Section 8.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(b) Compliance Certificate.  As soon as available, but no later than the date any financial statement is due pursuant to Section 8.1(a), a compliance certificate substantially in the form of Exhibit L (the “Compliance Certificate”), certified by a Responsible Officer of the Borrowers to be true and correct in all material respects, (i) stating whether any Event of Default or, to the Responsible Officer’s knowledge, any Potential Default exists and is continuing; (ii) stating, to the Responsible Officer’s knowledge, whether the Borrowers are in compliance with the Debt Limitations contained in Section 9.9 and containing the calculations evidencing such compliance; (iii) stating, to the Responsible Officer’s knowledge, that no Exclusion Event has occurred with respect to any Included Investor or Designated Investor (that has not

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previously been disclosed to the Administrative Agent in writing); (iv) reporting the most recently determined Per Share NAV with respect to the Common Shares of each Borrower; (v) setting forth the aggregate Unused Capital Commitments of the Investors and, separately, the aggregate Unused Capital Commitments of the Included Investors and Designated Investors and the calculations for the Available Commitment as of the date of delivery of such Compliance Certificate; (vi) reporting all Transfers of any Investor’s Subscribed Interest that occurred within the prior fiscal quarter; and (vii) setting forth all Transfers of an Investor’s Subscribed Interest for which the Borrower did not comply with the Prior Notice Requirement and calculating the aggregate amount of such Transfers as a percentage of the total aggregate Capital Commitments of Investors in the Borrower.”

(d)Section 8.1(k) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(k) Borrowing Base Certificate.  The Borrowers will provide an updated Borrowing Base Certificate certified by a Responsible Officer of the Borrowers to be true and correct in all material respects (provided that in no event shall such Borrowing Base Certificate be deemed not to be true and correct in all material respects as a result of the failure of such certificate to reflect any Transfer of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5) setting forth a calculation of the Available Commitment in reasonable detail at each of the following times: (i) concurrently with the delivery of the annual and quarterly financial statements referred to in Section 8.1(a); (ii) in connection with any new Borrowing or request for a Letter of Credit; (iii) within three (3) Business Days following the issuance of any Drawdown Notices to the Investors together with the form of such Drawdown Notices in accordance within Section 8.1(c); and (iv) within two (2) Business Days after a Responsible Officer of a Borrower obtains actual knowledge of the occurrence of the following events: (A) any Exclusion Event or (B) a Transfer of any Included Investor’s or Designated Investor’s Capital Commitment; and (v) within five (5) Business Days after a Responsible Officer of a Borrower obtains actual knowledge of the occurrence of any other event that reduces the Available Commitment.”

(e)Section 9.5(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“9.5 Transfer of Subscribed Interests; Admission of Investors

.

(a)Transfers of Investor Interests.  No Borrower shall permit any Transfer by an Included Investor or a Designated Investor of its Subscribed Interest unless explicitly permitted pursuant to this Section 9.5.  The Borrowers shall notify the Administrative Agent of any Transfer by any Included Investor or Designated Investor of all or a portion of any Subscribed Interest in such Borrower at least five (5) Business Days before the proposed Transfer (the “Prior Notice Requirement”), and shall, promptly upon receipt thereof, deliver to the Administrative Agent copies of any executed assignment agreement and other documentation delivered to, or required of such Investor by such Borrower, provided, that, with respect to Transfers occurring after the Second Amendment Closing Date, no breach of the foregoing shall occur with respect to any such Transfers for which the Borrowers failed to comply with the Prior Notice Requirement, so long as (i) the Borrowers provide written notice to the Administrative Agent of such Transfer within thirty (30) days thereof, together with executed assignment agreements and/or other transfer documentation and (ii) Transfers by Investors for which the Borrowers failed to comply with the Prior Notice Requirement do not, in the aggregate, exceed five percent (5%) of the total Capital Commitments of the Investors in the Borrowers and provided, further that nothing herein shall limit the Borrowers’ obligations to comply with Section 9.5(c).  Upon notice of any Transfer by an Included Investor or Designated Investor of all or a portion of its Subscribed Interest permitted hereunder, each transferee will be considered for Included Investor or Designated Investor status, provided that in order for a new Investor to be deemed to be an Included Investor or a Designated Investor, such new Investor must satisfy the criteria therefor as set out in this Credit Agreement.  If the Transfer of a Subscribed Interest to a new Investor would result in a mandatory prepayment pursuant to Section 3.5(b) (due to the transferee not being designated as an Included Investor or a Designated Investor or otherwise), such mandatory prepayment shall be calculated and paid to the Lenders prior to the effectiveness of the Transfer and such prepayment shall be subject to Section 4.5.  Subject to compliance

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with the preceding sentence and Section 9.5(c) and Section 9.5(d), any assignment by an Included Investor or Designated Investor shall be permitted.  Any Transfer of any Subscribed Interest in any Borrower by any Excluded Investor to any other Person shall be permitted without the consent of the Administrative Agent or Lenders, subject to compliance with Section 9.5(c) and Section 9.5(d).”

(f)Exhibit E of the Credit Agreement (Form of Request for Borrowing) is hereby amended and restated in its entirety to read as set forth on Exhibit E (Form of Request for Borrowing) attached hereto.

(g)Exhibit F of the Credit Agreement (Form of Request for Letter of Credit) is hereby amended and restated in its entirety to read as set forth on Exhibit F (Form of Request for Letter of Credit) attached hereto.

(h)Exhibit L of the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety to read as set forth on Exhibit L (Form of Compliance Certificate) attached hereto.

3.ACKNOWLEDGMENT OF INVESTOR TRANSFERS. The Lenders party hereto hereby acknowledge that they have (a) been notified of the Transfers of Subscribed Interests listed on the document entitled “ORCC Institutional Transfers” delivered to Lenders on the date hereof and (b) received the executed assignment agreements or other transfer documentation associated therewith.  The Borrower represents and warrants that no Investor has transferred its Capital Commitment or Subscribed Interest other than as set forth on such list. Each Lender party hereto hereby accepts the Transfers listed on such list, and agrees that each transferee shall have the Investor designation set forth on such list.

4.REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that:

(a)Representations and Warranties in Credit Agreement.  The representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date.

(b)No Event of Default.  No Event of Default or Potential Default has occurred and is continuing on the date hereof.

(c)No Amendments.  There has been no amendment to the Borrower’s Charter and Bylaws, Investment Advisory Agreement, Administration Agreement, Memorandum and the form of Subscription Agreement attached to the Credit Agreement as Exhibit P since the latest delivery thereof to Administrative Agent on August 1, 2016.

5.EFFECTIVENESS.  The effectiveness of this Amendment is subject to Administrative Agent’s receipt of:

(a)this Amendment duly executed and delivered by Borrower, Administrative Agent, and the Lenders; and

(b)a Borrowing Base Certificate dated as of the date hereof, which constitutes an updated Exhibit A to the Credit Agreement.

6.MISCELLANEOUS.

(a)No Other Amendments.  Except as expressly amended herein, the terms of the Credit Agreement shall remain in full force and effect.

(b)Limitation on Agreements.  The amendments set forth herein are limited precisely as written and shall not be deemed: (a) to be a consent under or waiver of any other term or condition in the Credit Agreement; or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under, or in connection with, the Credit Agreement, as amended hereby, any Letter of Credit or any of the other documents referred to herein or therein.  From and after the date hereof, all references in the Credit Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

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(c)Ratification.  Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Amendment: (i) the Credit Agreement, as amended hereby, the Notes, and the other Loan Documents shall remain in full force and effect; and (ii) all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations.

(d)Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

(e)Multiple Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as manual delivery of an executed original signature page to this Amendment.

Remainder of Page Intentionally Left Blank.
Signature Pages Follow.

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4818-6034-4947 v.6

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

OWL ROCK CAPITAL CORPORATION

By:
Name:

Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Letter of Credit Issuer and a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

CITY NATIONAL BANK, as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

ING CAPITAL LLC, as a Lender

By:	Name: Title:

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

ZB, N.A. dba CALIFORNIA BANK & TRUST, as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

COMERICA BANK, as a Lender

By:	Name: Title:

Signature Page to

Second Amendment to Revolving Credit Agreement

EXHIBIT E
FORM OF REQUEST FOR BORROWING

[DATE]

Attention:

Telephone:
Facsimile:
Email:

RE:That certain Revolving Credit Agreement dated as of August 1, 2016 by and among, inter alios, Owl Rock Capital Corporation, a Maryland corporation, as the Initial Borrower (together with the other borrowers from time to time party thereto, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Letter of Credit Issuer and a Lender and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

This Request for Borrowing is executed and delivered by the Borrower(s) to the Administrative Agent pursuant to Section 2.3(a) of the Credit Agreement.

The Borrower(s) hereby request a Borrowing pursuant to the Credit Agreement as follows:

1.	Name of Borrower(s) or Qualified Borrower(s) (if applicable):
2.	Amount of Borrowing/Currency:
3.	Date of Borrowing:
4.	Type of Borrowing (check one box only):
☐ Reference Rate Loan ☐ LIBOR Rate Loan with ___ -month Interest Period ☐ LIBOR Rate Loan based on Daily LIBOR

5.	Borrower’s wire Instructions for receipt of Borrowing:

Bank:__________
ABA Number:__________
Account Name: __________
Account Number: __________
Reference:__________
Contact:__________

In connection with the Borrowing requested herein, the undersigned hereby represent, warrant, and certify to the Administrative Agent for the benefit of the Lenders that:

(a)On and as of the date of the Borrowing(s) requested herein the representations and warranties set forth in the Credit Agreement and the other Loan Documents will be true and correct in all material respects, with the same force and effect as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), provided that if any such representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for the purposes of this condition;

(b)No event shall have occurred and be continuing, or would result from the Borrowing(s) requested herein, which constitutes an Event of Default or a Potential Default;

(c)Other than as disclosed to the Administrative Agent in writing, the Borrowers have no knowledge that any Investor would be entitled to exercise any withdrawal, excuse or exemption right under its Subscription Agreement or any other Operative Document with respect to any Investment being acquired in whole or in part with any proceeds of the requested Borrowing;

(d)No Interim Period is currently in effect.

(e)After giving effect to the Borrowing(s) requested herein, the Dollar Equivalent of the Principal Obligations will not exceed the Available Commitment; and

(f)The Borrowing Base Certificate attached hereto as Exhibit A, which constitutes an updated Exhibit A to the Credit Agreement, is true and correct as of the date hereof (subject to any Transfers of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5).  In the event that there is a change to the Borrowing Base Certificate changes between the date hereof and the date of the Borrowing(s) requested herein, the Borrower(s) shall promptly deliver to the Administrative Agent corrections thereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWERS:

OWL ROCK CAPITAL CORPORATION

By:
Name:
Title:

[OTHER BORROWERS]

[QUALIFIED BORROWER, IF APPLICABLE]

EXHIBIT A TO REQUEST FOR BORROWING

[Updated Borrowing Base Certificate to be Attached Separately]

EXHIBIT F
FORM OF REQUEST FOR LETTER OF CREDIT

[DATE]

Attention:
Telephone:
Facsimile:
Email:

RE:

That certain Revolving Credit Agreement dated as of August 1, 2016 by and among, inter alios, Owl Rock Capital Corporation, a Maryland corporation, as the Initial Borrower (together with the other borrowers from time to time party thereto, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Letter of Credit Issuer and a Lender and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

This Request for Letter of Credit is executed and delivered by the Borrower(s) to the Administrative Agent pursuant to Section 2.9(b) of the Credit Agreement.  The Borrower(s) have attached hereto an Application and Agreement for Letter of Credit in the form of Schedule 1 dated as of [DATE].  The Borrower(s) hereby request that the Letter of Credit Issuer issue a Letter of Credit substantially in the form of Schedule 2.

In connection with the issuance of the Letter of Credit requested herein, the undersigned hereby represent, warrant, and certify to the Administrative Agent for the benefit of the Lenders and the Letter of Credit Issuer that:

(a)On and as of the date of the issuance of the Letter of Credit requested herein, the representations and warranties set forth in the Credit Agreement and the other Loan Documents will be true and correct in all material respects, with the same force and effect as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), provided, that if any such representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for the purposes of this condition;

(b)The Letter of Credit Liability (after giving effect to the issuance of the requested Letter of Credit) will not exceed the lesser of: (A) the remainder of: (1) the Available Commitment as of such date; minus (2) the Dollar Equivalent of the Principal Obligations as of such date; and (B) the Letter of Credit Sublimit on such date;

(c)No event shall have occurred and be continuing, or would result from the issuance of the Letter of Credit requested herein, which constitutes an Event of Default or a Potential Default;

(d)After giving effect to the issuance of the Letter of Credit requested herein the Dollar Equivalent of the Principal Obligations will not exceed the Available Commitment;

(e)No Interim Period is currently in effect.

(f)The Borrowing Base Certificate attached hereto as Exhibit A, which constitutes an updated Exhibit A to the Credit Agreement, is true and correct as of the date hereof (subject to any Transfers of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5).  In the event that there is a change to the Borrowing Base Certificate changes between the date hereof and the date of the issuance of the Letter of Credit requested herein, the Borrower(s) shall promptly deliver to the Administrative Agent corrections thereto; and

(g)Other than as disclosed to the Administrative Agent in writing, the Borrowers have no knowledge or reason to believe any Investor would be entitled to exercise any withdrawal, excuse or exemption right under the its Subscription Agreement or any other Operative Document with respect to any Investment being acquired in whole or in part with any proceeds of the requested Letter of Credit.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWERS:

OWL ROCK CAPITAL CORPORATION

By:
Name:
Title:

[OTHER BORROWERS/QUALIFIED BORROWER, IF APPLICABLE]

SCHEDULE 1 TO REQUEST FOR LETTER OF CREDIT
APPLICATION AND AGREEMENT FOR LETTER OF CREDIT

Standby Letter of Credit Application	Wells Fargo
Applicant Name:	To: Attention:
Advising bank (if known):	Expiry Date: _______________________ in New York
Beneficiary Name:
Issuance, if not via SWIFT: [ ] by air mail [ ] by teletransmission (as operative instrument)
[ ] Credit to be transferable	Currency and amount in words:
Confirmation of credit: [ ] not required[ ] required
All bank charges other than Wells Fargo charges are: [ ] for our account[ ] for beneficiary’s account	Partial drawings: [ ] allowed[ ] not allowed

Please issue an irrevocable Standby Letter of Credit available, at your counters, by draft(s) at sight to be drawn on you (or on a correspondent selected by you if the Credit is in a currency other than Dollars), when accompanied by the following documents:

Beneficiary’s statement signed or purporting to be signed by or on behalf of Beneficiary reading (please state below the exact wording to appear on the statement to be presented with the draft):

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

[ ] as per attached pages 1 through _____.

Other documents:

____________________________________________________________________________________________________________________________________________________________

Additional instructions, if any:

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

This Standby Letter of Credit expires at Wells Fargo Bank, National Association on the expiry date indicated above.

This Standby Letter of Credit is subject to the International Standby Practices of the International Chamber of Commerce, in effect at issuance date.

We understand that this Standby Letter of Credit will not be issued until your Letter of Credit issuing unit has had the opportunity to process the Letter of Credit.  We further understand that the final form of the Letter of Credit may be subject to such final revision and changes as deemed necessary or appropriate by such unit and we hereby consent to such.

For Bank Use Only	Date
Approved
Name of Applicant

By:
Date:	Authorized Signature

SCHEDULE 2 TO REQUEST FOR LETTER OF CREDIT
FORM OF LETTER OF CREDIT

Irrevocable Standby
Letter of Credit
No.  ___________
Date: __________
Amount: $______

Attn: __________

Ladies and Gentlemen:

We hereby establish, at the request and for the account of __________ (the “Account Party”), in your favor, this Irrevocable Standby Letter of Credit No.  _____, in the aggregate amount of _______ (_______), as reduced from time to time pursuant to Annex A attached hereto (the “Total Credit”), effective ______, 20__, and expiring at the close of banking business at our offices at __________ on ______, 20__.

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, in one or more drawings by your draft bearing thereon Letter of Credit No.  ______, payable at sight on a Banking Day (as defined below), and each accompanied by the original of this Letter of Credit, together with any amendment thereto, and a written and appropriately completed certificate signed by you in the form of Annex B attached hereto (any such draft accompanied by such certificate being a “Demand”).  As used herein, “Banking Day” means a day of the year on which banks are not required or authorized to close in New York City (USA) or London, England or [   ].

If we receive any such Demand, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 a.m.  (New York City time) on a Banking Day prior to the termination hereof, we will honor such Demand by making available to you before 11:00 a.m.  (New York City time) on the second Banking Day following the date we shall have received such Demand, an amount in same-day funds equal to the amount of the draft submitted with such Demand.  If we receive any such Demand, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m.  (New York City time) on a Banking Day prior to the termination hereof, we will honor such Demand by making available to you, before 11:00 a.m.  (New York City time) on the third Banking Day following the date we shall have received such Demand, an amount in same-day funds equal to the amount of the draft submitted with such Demand.

In accordance with your instructions, payment under this Letter of Credit may be made by wire transfer of funds from the Federal Reserve Bank of New York to your account in a bank on the Federal Reserve wire system or by deposit of same-day funds into a designated account that you maintain with us or such bank accounts as specified by you in the Demand.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Demand.

This Letter of Credit shall be governed by the Customs and Practice for Documentary Credits (2007 Revision), effective July, 2007 International Chamber of Commerce Publication No. 600, International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No.  590, and, to the extent not inconsistent therewith, by the laws of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.  Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the above address, specifically referring to the number of this Letter of Credit.

Very truly yours,

[LETTER OF CREDIT ISSUER]

By:
Name:
Title:

ANNEX A TO LETTER OF CREDIT
NOTICE OF REDUCTION OF TOTAL CREDIT
UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO.  [_____]

Attention:
Telephone:
Facsimile:
Email:

The undersigned, a duly authorized representative of [_______], a [_________] (the “Beneficiary”), hereby notifies [the Letter of Credit Issuer] (the “Issuer”), with reference to Irrevocable Standby Letter of Credit No.  [_____] (the “Letter of Credit”) issued by the Issuer in favor of the Beneficiary, that effective as of the date hereof, the face amount shall be reduced by $[_______], such that from and after the date hereof the face amount of the Letter of Credit shall be equal to $[_____________].

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Notice as of the [___] day of [_______], [____].

BENEFICIARY:

[____________________________________]
a [__________________________________]

By:
Name:
Title:

ANNEX B TO LETTER OF CREDIT
CERTIFICATE FOR DRAWING UNDER
IRREVOCABLE STANDBY LETTER OF CREDIT NO.  [_____]

Attention:
Telephone:
Facsimile:
Email:

The undersigned, a duly authorized representative of [___________________________], a [__________] (the “Beneficiary”), hereby certifies to [the Letter of Credit Issuer] (the “Issuer”), with reference to Irrevocable Standby Letter of Credit No.  [_____] (the “Letter of Credit”) issued by the Issuer in favor of the Beneficiary, that this certificate has been executed and delivered by the Beneficiary pursuant to [_______________________].

[Add signed written statement(s) of the Beneficiary, if any, required by the Applicant]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the [_________] day of [________________], [___].

BENEFICIARY:

[____________________________________]
a [__________________________________]

By:
Name:
Title:

EXHIBIT A TO REQUEST FOR LETTER OF CREDIT

[Updated Borrowing Base Certificate to be Attached]

Signature Page to

First Amendment to Revolving Credit Agreement

EXHIBIT L
FORM OF COMPLIANCE CERTIFICATE

[●] , 20__

Attention:
Telephone:
Facsimile:
Email:

2.RE:That certain Revolving Credit Agreement dated as of August 1, 2016 by and among, inter alios, Owl Rock Capital Corporation, a Maryland corporation, as the Initial Borrower (together with the other borrowers from time to time party thereto, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Letter of Credit Issuer and a Lender and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

In connection with Section 8.1(b) of the Credit Agreement, the undersigned certifies, in his/her capacity as a Responsible Officer of the Borrower(s), and not in his/her individual capacity, on the date hereof that:

(a)attached as Schedule I are the [annual audited][quarterly unaudited] financial reports required by Section 8.1(a) of the Credit Agreement as of the [fiscal quarter][fiscal year] ended [____, 20__];

(b)no Event of Default or, to my knowledge, Potential Default exists and is continuing;

(c)to my knowledge, the Borrowers are in compliance with the Debt Limitations contained in Section 9.9 of the Credit Agreement, in each case as evidenced by the calculations contained in Schedule II;

(d)to my knowledge, no Exclusion Event has occurred with respect to any Included Investor or Designated Investor (that has not previously been disclosed to the Administrative Agent in writing), except as set forth on Schedule III;

(e)the financial statements delivered pursuant to Section 8.1(a)(i) or (ii) of the Credit Agreement fairly present, in all material respects, the financial condition and results of operations of the Borrower on a consolidated basis and were prepared in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes;

(f)attached as Schedule IV is an updated Borrowing Base Certificate, which constitutes an updated Exhibit A to the Credit Agreement, current as of the last day of the preceding quarter and which sets forth (i) the aggregate Unused Capital Commitments of the Investors and, separately, the aggregate Unused Capital Commitments of the Included Investors and the other Designated

Investors and (ii) the calculations for the Available Commitment as of the date hereof (subject to any Transfers of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5);

(g)attached as Schedule V is the most recently determined Per Share NAV with respect to the Common Shares of each Borrower and the date of such determination;

(h)attached as Schedule VI is a schedule setting forth each Transfer of an Investor’s Subscribed Interest that occurred during the prior fiscal quarter; and

(i)attached as Schedule VII is a schedule setting forth each Transfer of an Investor’s Subscribed Interest for which the Borrowers did not compy with the Prior Notice Requirement and calculating the aggregate amount of such Transfers as a percentage of the total aggregate Capital Commitments of Investors in the Borrowers.

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The undersigned hereby certifies, in his or her capacity as a Responsible Officer of [the] [each] Borrower and not in his or her individual capacity, each and every matter contained herein (including in the Schedules) to be true and correct in all material respects as of the date first written above.

__________________________________________
Name:
Title:

SCHEDULE I TO COMPLIANCE CERTIFICATE
FINANCIAL REPORTS

SCHEDULE II TO COMPLIANCE CERTIFICATE
CALCULATION OF DEBT LIMITATIONS

SCHEDULE III TO COMPLIANCE CERTIFICATE
NATURE OF EXCLUSION EVENTS

SCHEDULE IV TO COMPLIANCE CERTIFICATE
UPDATED BORROWING BASE CERTIFICATE

SCHEDULE V TO COMPLIANCE CERTIFICATE
PER SHARE NAV DETERMINATION

SCHEDULE VI TO COMPLIANCE CERTIFICATE
INVESTOR TRANSFERS DURING THE PRIOR FISCAL QUARTER

SCHEDULE VII TO COMPLIANCE CERTIFICATE
INVESTOR TRANSFERS FOR WHICH THE BORROWERs DID NOT PROVIDE FIVE BUSINESS DAY PRIOR NOTICE AND THE PERCENTAGE OF SUCH TRANSFERS OF THE TOTAL CAPITAL COMMITMENTS OF INVESTORS IN THE BORROWERS